PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
Property and equipment consisted of the following:

	As of September 30, 2014	As of September 30, 2013
	US$(’000)	US$(’000)
Buildings and improvements	$15,393	$15,420
Vehicles	333	177
Other equipment and devices	376	396
Total Cost	16,102	15,993

Less: accumulated depreciation	(3,212)	(2,635)

Plant, property and equipment, net	$12,890	$13,358